SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT
29.    SUBSEQUENT EVENT
29(a)    CTW dividend payments
On February 21, 2023, the Board of Directors of Charoong Thai declared a cash dividend distribution to its shareholders amounted to $0.6 million (Baht 19.9 million, equivalent to Baht 0.05 per share), $0.3 million of which will be distributed to non-controlling interest. The dividend will be paid on May 22, 2023. This dividend distribution plan requires the approval of the 2023 Annual General Meeting of Shareholders of Charoong Thai.
Other than the above events, our Company is not aware of any matter or circumstance that has significantly affected or may significantly affect the operations of our Company, the results of those operations, or the state of affairs of our Company.